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                                                                    EXHIBIT 23.1
                                                                    ------------

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-71016 on Form S-8 of our report dated February 14, 1997, appearing in this Annual Report on Form 10-K of PIMCO Advisors L.P. and subsidiaries for the year ended December 31, 1996.


PRICE WATERHOUSE LLP



Los Angeles, California

March 26, 1997